EXHIBIT (a)(3)
LETTER OF TRANSMITTAL
Of
TerreStar Corporation
and
TerreStar Networks Inc.

Offers to Exchange the Original Securities for the Exchange Securities
Set Forth in the Table below
and
Solicitation of Consents for Amendments to the Series B
Preferred Certificate of Designations

The Original Securities		The Exchange Securities

1.	All outstanding shares of Series A Cumulative Convertible Preferred Stock (“Series A Preferred”) of TerreStar Corporation (“TSC”) for	Up to 90,000 shares of Series F Preferred Stock (“Sub Series F Preferred”) of TerreStar Holdings Inc. (“Holdings”)

2.	All outstanding shares of Series B Cumulative Convertible Preferred Stock (“Series B Preferred,” together with the Series A Preferred, the “Series A&B Preferred”) of TSC for	Up to 318,500 shares of Sub Series F Preferred of Holdings

3.	All outstanding shares of Series E Junior Participating Preferred Stock of TSC (“Series E Preferred”) for	Up to 300,000 shares of Series G Junior Preferred Stock of Holdings (“Sub Series G Preferred”)

The Exchange Offers and Solicitation will expire at 5:00 p.m., New York City time, on  February 4 , 2010, unless extended or earlier terminated (the “Expiration Time”).  Withdrawal rights for tenders of each series of Original Securities and withdrawal rights for Consents will expire at the Expiration Time.  All capitalized terms that are not defined above have the meanings given them below in this Offering Memorandum.  It is expected that the Expiration Time will be extended to 5:00 p.m. New York City time, on the Schedule 14A Date (as defined in the Offering Memorandum) if such date occurs after February 4 , 2010.

Questions regarding the terms of the Exchange Offers and Solicitation should be directed to the Exchange and Information Agent at its address and telephone number listed below.

The Exchange and Information Agent for the Exchange Offers and Solicitation is:

Epiq Financial Balloting Group 757 Third Avenue, 3rd Floor New York, New York 10017 Attention: TerreStar (646) 282-1800 (Telephone) (646) 282-1804 (Fax)

The undersigned acknowledges receipt of the Offering Memorandum dated November 16, 2009 (the “Offering Memorandum”) of TerreStar Corporation, a Delaware corporation (“TSC”), TerreStar Holdings Inc., a Delaware corporation and a direct wholly-owned subsidiary of TSC (“Holdings”), and TerreStar Networks Inc., a Delaware corporation and an indirect and majority-owned subsidiary of TSC (“TSN” and together with TSC and Holdings, the “Companies”) and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the TSC’s and Holding’s offers to exchange (each, an “Exchange Offer” and collectively, the “Exchange Offers”) (i) all outstanding shares of Series A Preferred for up to 90,000 shares of Sub Series F Preferred, (ii) all outstanding shares of Series B Preferred for up to 318,500 shares of Sub Series F Preferred and (iii) all outstanding shares of Series E Preferred for up to 300,000 shares of Sub Series G Preferred.  Additionally, TSN and TSC propose to amend all outstanding $167.0 million (as of September 30, 2009) aggregate principal amount of 6.5% Senior Exchangeable PIK Notes due 2014 (the “6.5% Notes”) in the form of a supplemental indenture (the “6.5% Notes Supplement”) to the indenture governing the 6.5% Notes (the “6.5% Notes Indenture”) upon the receipt of requisite consents.  In connection with the Exchange Offers, Holdings will issue 150,000 shares of the Sub Series G Preferred to each of (i) EchoStar Corporation or its affiliates and (ii) Harbinger Capital Partners or its affiliates (“Harbinger”), for a total additional issuance of 300,000 shares of Sub Series G Preferred, in exchange for their waiver of certain Fundamental Corporate Transaction Approval Rights, as set forth in the applicable certificates of designation in respect of the Exchange Offers, as holders of TSC’s Series C Preferred Stock and TSC’s Series D Preferred Stock and holders of TSN’s Series A Preferred Stock and TSN’s Series B Preferred Stock and their rights under their respective Right of First Offer Agreement, as discussed in the OM.

In connection with the Exchange Offers, TSC is hereby soliciting consents for certain proposed amendments to the certificate of designations of the Series B Preferred (the “Series B Preferred Amendments”), which certificate governs the terms of the Series B Preferred.  Additionally, in connection with the 6.5% Notes Supplement, TSC and TSN are hereby soliciting certain amendments to the 6.5% Notes Indenture (the “6.5% Notes Amendments,” and, together with the Series B Preferred Amendments, the “Proposed Amendments”).  Also, TSC, TSN and Holdings are soliciting consents for the approval of the Exchange Offers and Solicitation by certain holders of the 6.5% Notes (the “6.5% Noteholders’ Approval”).  While the 6.5% Notes held by TSN and any affiliate of TSN are to be disregarded for the purposes of consents, TSC and TSN have determined that the consent of Harbinger and/or its affiliates will nonetheless be sought for purposes of the 6.5% Notes Amendments as Harbinger has rights as a holder of the 6.5% Notes that are different from other holders of the 6.5% Notes, which rights will be affected by the 6.5% Notes Amendment.  Therefore TSC, TSN and Holdings will not effect the 6.5% Notes Supplement containing the 6.5% Notes Amendments without consents from Harbinger.  For purposes of this Letter of Transmittal we refer to the solicitation for the 6.5% Noteholders’ Approval and the Proposed Amendments as the “Solicitation,” and, together with the Exchange Offers, the “Exchange Offers and Solicitation.”  In the event we have obtained the requisite consents and have obtained the other consents and approvals that are conditions to the consummation of the Exchange Offers and Solicitation, holders of the Series B Preferred that do not furnish consents will nevertheless have their Series B Preferred amended, which shares will become shares of the Parent Amended Series B Preferred of TSC, and holders of the 6.5% Notes that do not furnish consents will nevertheless have their 6.5% Notes amended and will be bound by the 6.5% Notes Amendments.

The Companies have agreed to pay all expenses incident to the Exchange Offers and Solicitation (including the expenses of one counsel for the holders of the Original Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Original Securities (including any broker dealers) against certain liabilities, including liabilities under the Securities Act.

Capitalized terms used but not defined herein shall have the same meaning given them in the Offering Memorandum.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING MEMORANDUM AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AND INFORMATION AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers and Solicitation.

The execution and delivery of this Letter of Transmittal by any undersigned tendering shares of Series B Preferred pursuant to the Exchange Offers will constitute the Consent of such undersigned to the Proposed Amendments.  The undersigned may not tender his/her or its Series B Preferred without delivering his consents to the Solicitations and may not deliver consents without tendering his Series B Preferred pursuant to the Exchange Offers.

A valid withdrawal of tendered Series B Preferred prior to the Expiration Time will constitute the concurrent valid withdrawal of such undersigned’s related consent and a valid withdrawal of consents will constitute the concurrent valid withdrawal of such undersigned’s related tendered Series B Preferred.  In order for the undersigned to validly withdraw a Consent, the undersigned must validly withdraw the related tendered Series B Preferred.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND
THE OFFERING MEMORANDUM CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Original Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate amounts should be listed on a separate signed schedule affixed hereto.

Name(s) and address(es) of registered holder(s) (Please fill in if blank)	Title of Original Securities	Certificate Number(s)*	Aggregate Amount Represented**	Principal Amount Tendered**

*Need not be completed by Holders tendering by book-entry transfer.
**Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate amount represented on the certificate(s) of such Original Securities held by such holder. See instruction 2.

Holders of Original Securities whose Original Securities are not immediately available or who cannot deliver all other required documents to the Exchange and Information Agent on or prior to the Expiration Time or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Securities according to the guaranteed delivery procedures set forth in the Offering Memorandum.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Original Securities are registered or any other person who has obtained a properly completed stock power from the registered holder or any person whose Original Securities are held of record by The Depository Trust Company (“DTC”).

SPECIAL EXCHANGE INSTRUCTIONS
(See Instructions 3, 4 and 5)

    To be completed ONLY if certificates for Original Securities in an amount not tendered, or Exchange Securities issued in exchange for Original Securities accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name
(Please Print)

SPECIAL EXCHANGE INSTRUCTIONS
(See Instructions 3, 4 and 5)

To be completed ONLY if certificates for Original Securities in an amount not tendered, or Exchange Securities issued in exchange for Original Securities accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name
(Please Print)

Address	Address
(Zip Code)	(Zip Code)
(Tax Identification or Social Security Number) (See Substitute Form W-9 Herein)	(Tax Identification or Social Security Number) (See Substitute Form W-9 Herein)

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offers and Solicitation, the undersigned hereby tenders to the Companies the amount of the Original Securities and related Consents, if applicable, indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Original Securities tendered herewith in accordance with the terms and conditions of the Exchange Offers and Solicitation (including, if the Exchange Offers and Solicitation are extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Companies all right, title and interest in and to such Original Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange and Information Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange and Information Agent also acts as the agent of the Companies, in connection with the Exchange Offers and Solicitation) to cause the Original Securities to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Securities and to acquire Exchange Securities issuable upon the exchange of such tendered Original Securities, and that, when the same are accepted for exchange, the Companies will acquire good and unencumbered title to the tendered Original Securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange and Information Agent or the Companies to be necessary or desirable to complete the sale, assignment and transfer of the Original Securities tendered hereby.

For purposes of the Exchange Offers and Solicitation, the Companies shall be deemed to have accepted validly tendered Original Securities when, as and if the Companies had given oral notice (confirmed in writing) or written notice thereof to the Exchange and Information Agent.

If any tendered Original Securities are not accepted for exchange pursuant to the Exchange Offers and Solicitation because of an invalid tender, the occurrence of certain other events set forth in the Offering Memorandum or otherwise, any such unaccepted Original Securities will be returned promptly, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” promptly after the Expiration Time.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned understands that tenders of Original Securities pursuant to the procedures described under the caption “The Exchange Offers and Solicitation—Procedures for Tendering Original Securities” in the Offering Memorandum and in the instructions hereto will constitute a binding agreement between the undersigned and the Companies upon the terms and subject to the conditions of the Exchange Offers and Solicitation, subject only to withdrawal of such tenders on the terms set forth in the Offering Memorandum under the caption “The Exchange Offers and Solicitation—Withdrawal of Tenders.”

Unless otherwise indicated under “Special Exchange Instructions,” please cause the Exchange Securities to be issued, and return any Original Securities not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Original Securities tendered by book-entry transfer, by credit to the account at DTC). Similarly unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates for Original Securities not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any certificates for Exchange Securities, to the undersigned at the address shown below the undersigned’s signature(s). If both “Special Exchange Instructions” and “Special Delivery Instructions” are completed, please cause the Exchange Securities to be issued, and return any Original Securities not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Original Securities or Exchange Securities to, the person(s) so indicated (and in the case of Original Securities tendered by book-entry transfer, by credit to the account at DTC so indicated). The undersigned recognizes that the Companies have no obligation, pursuant to the “Special Exchange Instructions,” to transfer any Original Securities from the name of the registered holder(s) thereof if the Companies do not accept for exchange any of the Original Securities so tendered.

Holders of Original Securities whose Original Securities are not immediately available or who cannot deliver all other required documents to the Exchange and Information Agent on or prior to the Expiration Time or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Securities according to the guaranteed delivery procedures set forth in the Offering Memorandum.

TENDERING HOLDER(S) SIGN HERE

Signature(s) of Registered Holder(s) or Authorized Signatory (See guarantee requirement below)
Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Original Securities hereby tendered or in whose name Original Securities are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See instruction 3.)

Name(s):
(Please Print)
Capacity (full title):

Address:

(Including Zip Code)

Area Code and Telephone No.:

Tax Identification:
SIGNATURE GUARANTEE (IF REQUIRED—SEE INSTRUCTION 3)
Authorized Signature:
Name(s):
Address:

(Including Zip Code)

Name of Firm:
Area Code and Telephone No.:
Dated:____________, 2009

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFERS AND SOLICITATION

1.	Delivery of This Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of Original Securities may tender the same by (i) properly completing, dating and signing this Letter of Transmittal or a facsimile hereof (all references in the Offering Memorandum to the Letter of Transmittal shall be deemed to include a facsimile thereof) and mailing or delivering the same, together with the certificate or certificates, if applicable, representing the Original Securities being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange and Information Agent at its address set forth above prior to the Expiration Time, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

Holders of Original Securities may tender Original Securities by book-entry transfer by crediting the Original Securities to the Exchange and Information Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offers and Solicitation, as applicable.  DTC participants that are accepting the Exchange Offers and Solicitation should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange and Information Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange and Information Agent for its acceptance in which the holder of the Original Securities acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal; the DTC participant confirms on behalf of itself and the beneficial owners of such Original Securities all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange and Information Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offers and Solicitation as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offers and Solicitation by submitting a Notice of Guaranteed Delivery through ATOP.

THE METHOD OF DELIVERY OF ORIGINAL SECURITIES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AND INFORMATION AGENT IS AT THE HOLDER’S ELECTION AND RISK. RATHER THAN MAIL THESE ITEMS, THE COMPANIES RECOMMEND THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW SUFFICIENT TIME TO ASSURE DELIVERY TO THE EXCHANGE AND INFORMATION AGENT BEFORE THE EXPIRATION TIME. HOLDERS SHOULD NOT SEND THE COMPANIES THE LETTER OF TRANSMITTAL OR ORIGINAL SECURITIES. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR OTHER NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR THEM.

Holders whose Original Securities are not immediately available or who cannot deliver their Original Securities and all other required documents to the Exchange and Information Agent on or prior to the Expiration Time or comply with book-entry transfer procedures on a timely basis may tender their Original Securities pursuant to the guaranteed delivery procedure set forth in the Offering Memorandum. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) on or prior to the Expiration Time, the Exchange and Information Agent must have received from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery by facsimile transmission, mail or hand delivery or a properly transmitted Agent’s Message and notice of guaranteed delivery setting forth the name and address of the tendering holder, the registered numbers of the Original Securities, the amount of Original Securities tendered; stating that the tender is being made thereby, and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Time, this Letter of Transmittal or facsimile thereof together with the Original Securities or a book-entry confirmation, and any other documents required by this Letter of Transmittal will be deposited by the eligible institution with the Exchange and Information Agent; and (iii) all tendered Original Securities (or a confirmation of any book-entry transfer of such Original Securities into the Exchange and Information Agent’s account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange and Information Agent within three (3) New York Stock Exchange trading days after the Expiration Time, all as provided in the Offering Memorandum.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Securities for exchange.

2.	Partial Tenders; Withdrawals.

If less than the entire amount of Original Securities evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate amount of Original Securities tendered in the box entitled “Description of Original Securities Tendered Herewith.” A newly issued certificate for the Original Securities submitted but not tendered will be sent to such holder promptly after the Expiration Time.  All Original Securities delivered to the Exchange and Information Agent will be deemed to have been tendered unless otherwise clearly indicated.

A tender pursuant to the Exchange Offers and Solicitation may be withdrawn at any time prior the Expiration Time.  The tender of shares of Series B Preferred pursuant to the Exchange Offers and in accordance with the procedures described in the Offering Memorandum will constitute the delivery of a Consent to the Proposed Amendments with respect to the shares of Series B Preferred tendered.  Holders may not tender their Series B Preferred without delivering their consents pursuant to the Solicitation and may not deliver their consents without validly tendering their Series B Preferred pursuant to the Exchange Offers.  A valid withdrawal of tendered Series B Preferred prior to the Expiration Time will constitute the concurrent valid withdrawal of such undersigned’s related consent and a valid withdrawal of consents will constitute the concurrent valid withdrawal of such undersigned’s related tendered Series B Preferred.  In order for the undersigned to validly withdraw a consent, the undersigned must validly withdraw the related tendered Series B Preferred.

To be effective with respect to the tender of Original Securities, (i) a written notice of withdrawal, which notice may be by facsimile transmission (receipt must be confirmed with the Exchange Agent) or letter, must be received by the Exchange and Information Agent at the address for the Exchange and Information Agent set forth above; or (ii) holders must comply with the appropriate procedures of DTC’s Automated Tender Offer Program system, as applicable. For a notice of withdrawal to be effective, it must (i) specify the name of the person who tendered the Original Securities to be withdrawn; (ii) identify the Original Securities to be withdrawn (including the amount of such Original Securities, or, if applicable, the serial numbers shown on the particular certificates evidencing such Original Securities and the amount of Original Securities represented by such certificates); (iii) where certificates for Original Securities have been transmitted, specify the name in which such Original Securities were registered, if different from that of the withdrawing holder; (iv) include a statement that such holder is withdrawing its election to have such Original Securities exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (with signatures guaranteed by an eligible institution unless such holder is an eligible institution). The Exchange and Information Agent will return the properly withdrawn Original Securities promptly following receipt of notice of withdrawal. If Original Securities have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Securities and otherwise comply with the procedures of such facility. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Companies, and such determination will be final and binding on all parties.

Any Original Securities so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers and Solicitation. Any Original Securities which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Securities tendered by book-entry transfer into the Exchange and Information Agent’s account at DTC pursuant to the procedures described above, such Original Securities will be credited to an account maintained with DTC for Original Securities) promptly after withdrawal, rejection of tender or termination of the Exchange Offers and Solicitation. Properly withdrawn Original Securities may be retendered by following one of the procedures described under the caption “The Exchange Offers and Solicitation— Procedures for Tendering Original Securities” in the Offering Memorandum at any time prior to the Expiration Time.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Original Securities tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Original Securities tendered hereby are owned of record by two (2) or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Original Securities registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Securities.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include DTC) of Original Securities listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required unless Exchange Securities issued in exchange therefor are to be issued, or Original Securities are not tendered or not exchanged are to be returned, in the name of any person other than the registered holder.

Signatures on any such certificates or separate written instruments of transfer or exchange must be guaranteed by an Eligible Institution.  Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, unless the Original Securities tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered holder of any Original Securities listed on the Original Securities, such Original Securities must be endorsed or accompanied by a properly completed stock power. The stock power must be signed by the registered holder as the registered holder’s name appears on the Original Securities and an eligible institution must guarantee the signature on the stock power.

If this Letter of Transmittal or any Original Securities or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by us, they should also submit evidence satisfactory to us of their authority to deliver this Letter of Transmittal.

4.	Special Exchange and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Exchange Securities or certificates for Original Securities not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Original Securities by book-entry transfer may request that Original Securities not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.	Transfer Taxes.

The Companies shall pay all transfer taxes, if any, applicable to the exchange of Original Securities under the Exchange Offers and Solicitation. If, however, certificates representing Original Securities for amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of any person other than the registered holder of the Original Securities tendered hereby, or if tendered Original Securities are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Securities under the Exchange Offers and Solicitation, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes is not submitted herewith, the amount of such transfer taxes will be billed to that tendering holder.

6.	Waiver of Conditions.

The Companies reserve the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offers and Solicitation set forth in the Offering Memorandum.

7.	Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Original Securities have been mutilated, lost, stolen or destroyed, should contact the Exchange and Information Agent at the address indicated above for further instructions.

8.	Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittals or Original Securities will be resolved by the Companies whose determination will be final and binding. The Companies reserve the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Companies’ counsel, be unlawful. The Companies also reserve the right to waive any irregularities or conditions of tender as to the particular Original Securities covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Companies, the Exchange and Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Companies’ interpretation of the terms and conditions of the Exchange Offers and Solicitation shall be final and binding.

9.	Substitute Form W-9.

Each holder of Original Securities whose Original Securities are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number (“TIN”), generally the holder’s Social Security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Original Securities. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Original Securities, 28% of all such payments will be withheld until a TIN is provided.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Offering Memorandum and this Letter of Transmittal, may be directed to the Exchange and Information Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offers and Solicitation, as well as requests for assistance or additional copies of the Offering Memorandum and this Letter of Transmittal, may be directed to the Exchange and Information Agent at the address and telephone number indicated above.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF ORIGINAL SECURITIES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AND INFORMATION AGENT ON OR PRIOR TO THE EXPIRATION TIME.

IMPORTANT TAX INFORMATION

Substitute Form W-9

Each tendering holder or other payee (“Payee”) that is a U.S. Person is required to provide a correct taxpayer identification number (“TIN”) and certain other information on Substitute Form W-9, which is provided below. If the Payee is receiving payment for the tendered Original Securities, the Payee must certify that the Payee is not subject to backup withholding by signing and dating the Form pursuant to the instructions in Part 3. A taxpayer’s TIN generally is the taxpayer’s Social Security or federal Employer Identification Number.

If the tendering Payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future write “APPLIED FOR” in Part I. In such case if a TIN has not been provided by the time of payment, tax will be withheld on all payments, until a TIN is provided.

Certain Payees, including, among others, all corporations, are not subject to backup withholding tax. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional information. Such Payees should enter the correct TIN in Part 1 of the Substitute Form W-9, check the box in Part 2 of the Substitute W-9 and sign and date form.

Payments to a Payee that is not a U.S. Person will not be subject to backup withholding tax if the Payee submits a properly completed IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8 EXP or IRS Form W-8IMY.

Consequences of Failure to File Substitute Form W-9

Failure to provide the information on the Substitute Form W-9 may subject the Payee to a $50 penalty imposed by the Internal Revenues Service and federal income tax backup withholding on any payment. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Payee may claim a refund from the Internal Revenue Service.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification No. (“TIN”)	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number
Part 2—Certification—Under penalties of perjury, I certify that:
Part 3—Awaiting TIN [ ]
(1)       The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)       I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.

	Signature: ______________________________	Date: ______________________________

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30 PERCENT. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” INSTEAD OF
A TIN IN THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number in the near future 28 percent of all reportable cash payments made to me will be withheld until a taxpayer identification number is provided.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the proper identification number to give:

For this type of account:			Give the NAME and SOCIAL SECURITY number of — —	For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION number of — —
1.	Individual account		The individual	6.	A valid trust, estate, or pension trust	Legal entity(4)

2.	Two or more individuals corporation (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	Corporation or LLC electing corporate status on Form 8832	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	8.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9.	Partnership or multi-member LLC	The partnership

	b.	The so-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	A broker or registered nominee	The broker or nominee

5.	Sole proprietorship or single- owner LLC		The owner(3)	11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employment identification number.
(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

(Note: Section references are to the Internal Revenue Code.)

Part I. Taxpayer Identification Number (TIN)

OBTAINING A NUMBER

 If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

 If you not have a TIN at the time that the you fill out the Substitute Form W-9 but you have applied for one or intend to apply for one soon, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Part II: Exemption from Backup Withholding:

PAYEES EXEMPT FROM BACKUP WITHHOLDING:

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

 PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a).

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 or described in section 4947.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.

•	Payments made by certain foreign organizations.

•	Payments of patronage dividends not paid in money.

•	Section 404(k) distributions made by an ESOP.

 PAYMENTS OF INTEREST NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX MARKED “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Part III. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1 and 4 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

Signature requirements. Complete the certification as indicated in 1 through 4 below.

1.  Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.  Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.  Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.  Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. ”Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Privacy Act Notice.

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL
REVENUE SERVICE.